UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2016

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.
On July 7, 2016, Apollo Education Group, Inc. issued a press release announcing its financial results for the three and nine months ended May 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 8 - Other Events
Item 8.01 Other Events.
Update Regarding Our Proposed Merger
On February 7, 2016, we entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with AP VIII Queso Holdings, L.P., a Delaware limited partnership (“Parent”) and Socrates Merger Sub, Inc., an Arizona corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent is an affiliate of Apollo Management, L.P., a fund managed by an affiliate of Apollo Global Management, LLC, neither of which is, or has ever been, affiliated with us.
One of the conditions to consummation of the merger is receipt of the approval of the change of control from the Higher Learning Commission (“HLC”). On July 7, 2016, the HLC formally notified us that the HLC Board of Trustees had voted to defer action on our change of control application until such time as the Department of Education provides us and HLC with a written response to the pre-acquisition applications filed by our subsidiaries, University of Phoenix and Western International University, and Parent has filed a substantive response to any requirements stipulated in the Department’s response. HLC indicated that it would consider the matter at a special meeting to be convened within 30 days of receiving the specified information, and that should such information not be received before September 28, 2016, the matter would automatically be scheduled for the November 2016 Board of Trustees meeting.
For additional information related to the proposed merger and the Merger Agreement, please refer to our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2016, our definitive proxy statement filed with the Commission on March 23, 2016, the supplement to the definitive proxy statement filed with the Commission on May 2, 2016, and the amendments to the Merger Agreement attached to our Current Report on Form 8-K filed with the Commission on May 2, 2016 and our Quarterly Report on Form 10-Q filed with the Commission on July 8, 2016.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated July 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

July 7, 2016	By:	/s/ Gregory J. Iverson
Gregory J. Iverson Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Text of press release of Apollo Education Group, Inc. dated July 7, 2016.